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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To SEI Investments Company:



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into SEI Investments Company's previously filed Form S-8 Registration Statement File No. 333-41343.



                                                             ARTHUR ANDERSEN LLP



Philadelphia, Pa.,
 June 26, 1998